HANSBERGER FOREIGN GROWTH FUND
                 (FORMERLY, CDC IXIS INTERNATIONAL EQUITY FUND)
                                  (THE "FUND")

SUPPLEMENT DATED FEBRUARY 25, 2005 TO CDC NVEST EQUITY FUNDS CLASSES A, B AND C AND CLASS Y PROSPECTUS EACH DATED FEBRUARY 1, 2005, EACH AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), the distributor for Hansberger Foreign Growth Fund (the "Fund"), will no longer accept new investments in the Fund. Effective March 9, 2005, IXIS Distributors will no longer accept additional investments from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

On February 22, 2005, the Board of Trustees of Loomis Sayles Funds II, upon the recommendation of IXIS Asset Management Advisors, L.P. (the Adviser for the
Fund), approved a plan to liquidate the Fund, such liquidation to take place on or about March 11, 2005 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus under "Fund Services - Selling Shares." Such redemptions, unlike the automatic redemptions upon the Liquidation Date, will be subject to any applicable contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offer that class, as described in the Prospectus under "Fund Services - Exchanging Shares." Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust Money Market Series.



                                                                      SP250-0205